UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2017

LIFE ON EARTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-190788	46-2552550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 844-9897

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Life On Earth, Inc. is referred to herein as “we”, “our”, or the “Company”.

Explanatory Note

We previously filed a Current Report on Form 8-K on October 3, 2017, (the “Original Form 8-K”), disclosing that on September 23, 2017, we entered into a Common Stock Purchase Agreement (“Agreement”) (and thereafter into an Addendum to the Agreement) with Frank Iemmiti and Anthony Iemmiti (the “Sellers”) to purchase 100% of the common stock of The Giant Beverage Company, Inc. (“Giant”) for cash and stock consideration of a total consideration of $600,000 (the Acquisition”).

On April 26, 2018, we closed upon and completed the Acquisition. This Current Report on Form 8-K is being filed solely for the purposes of amending the Original 8-K to provide financial information related to such acquisitions as required by Item 9.01 for Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Pursuant to Rule 8-04(b) of Regulation S-X (17 CFR 210.3-05(b)), The Giant Beverage Company, Inc., a New York corporation, audited financial statements, and notes related thereto, as of and for the years ended September 30, 2017 and 2016 is filed herewith.

Pursuant to Rule 8-04(b) of Regulation S-X (17 CFR 210.3-05(b)), The Giant Beverage Company, Inc., a New York corporation, unaudited financial statements, and notes related thereto, as of and for the three months ended December 31, 2017 and 2016 is filed herewith.

(b) Pro-Forma Financial Information.

Pursuant to Rule 8-05 of Regulation S-X (17 CFR 210), the unaudited pro forma consolidated balance sheets and statements of operations of the Company for the period ended May 31, 2017, along with the notes to such unaudited pro-forma consolidated financial information, are filed herewith.

Exhibit	Description
23.1*	Consent of Raich Ende Malter & Co. LLP Certified Public Accountants and Consultants

*       Filed herewith

Independent Auditors’ Report

To the Board of Directors and Stockholder

The Giant Beverage Company, Inc.

Staten Island, New York

We have audited the accompanying financial statements of The Giant Beverage Company, Inc., which comprise the balance sheets as of September 30, 2017 and 2016, and the related statements of operations, changes in stockholder’s equity (deficiency), and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatements, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Giant Beverage Company, Inc. as of September 30, 2017 and 2016, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/Raich Ende Malter & Co. LLP

RAICH ENDE MALTER & CO. LLP

Melville, New York

July 10, 2018

The Giant Beverage Company, Inc.
Balance Sheets

	September 30,	September 30,
	2017	2016

ASSETS
Current Assets
Cash and cash equivalents	$7,922	$10,349
Current maturities of notes receivable	39,525	35,811
Accounts receivable	48,859	60,359
Inventories	79,153	98,621
	175,459	205,140

Property and Equipment - at cost - net of accumulated depreciation
of $30,101	—	—

Other Assets
Notes receivable, net of current portion	33,953	73,304

	$209,412	$278,444

LIABILITIES AND SHAREHOLDERS' EQUITY(DEFICIENCY)
Current Liabilities
Line of credit	$23,571	$24,902
Current maturities of long-term debt	46,431	43,110
Credit cards payable	124,269	135,292
Accounts Payable	185,244	129,832
Loan from Officer	109,995	114,049

	489,420	447,185

Other Liabilities
Security deposits	16,500	26,500
Long-term debt - net of current maturities	107,083	151,744

	123,583	178,244

Shareholders' Equity(Deficiency)
Common stock - no par value - 1,000 shares authorized,
issued, and outstanding	200	200
Accumulated deficit	(403,791)	(347,185)

	(403,591)	(346,985)

	$209,412	$278,444

See notes to financial statements.

.

The Giant Beverage Company, Inc.
Statements of Operations

	For the Years Ended
	September 30,	September 30,
	2017	2016

Net Sales	$3,322,457	$4,001,852

Cost of Sales	3,058,813	3,687,695

Gross Profit	263,644	314,157

Operating Expenses	303,706	346,298

Loss from Operations	(40,062)	(32,141)

Other Income (Expenses)
Interest Income	3,674	1,820
Interest Expense	(20,683)	(16,958)
Miscellaneous	465	(3,453)
Sale of Route	—	55,000
	(16,544)	36,409

Net Income (Loss)	$(56,606)	$4,268

See notes to financial statements.

The Giant Beverage Company, Inc.
Statements of Changes in Shareholders' Equity(Deficiency)

	For the Years Ended September 30, 2017 and September 30, 2016

	Common	Accumulated
	Stock	Deficit	Total

Balance - October 1, 2015	$200	$(351,453)	$(345,838)
Net income	—	4,268	4,268

Balance - September 30, 2016	200	(347,185)	(346,985)
Net (loss)	—	(56,606)	(56,606)

Balance - September 30, 2017	$200	$(403,791)	$(403,591)

See notes to financial statements.

The Giant Beverage Company, Inc.
Statements of Cash Flows

	For the Years Ended
	September 30,	September 30,
	2017	2016

Cash Flows from Operating Activities
Net income (loss)	$(56,606)	$4,268
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	11,500	(543)
Inventories	19,468	36,266
Increase in:
Accounts payable and accrued expenses	55,412	2,627

	29,774	42,618

Cash Flows from Investing Activities
Collections (repayments) of security deposits	(10,000)	14,000
Collections of notes receivable	35,637	9,178

	25,637	23,178

Cash Flows from Financing Activities
Net borrowings (repayments) of line of credit	(1,331)	(5,288)
Net borrowings (repayments) on credit card debt	(11,023)	12,369
Payments of long term debt	(41,430)	(40,782)
Payments of loans from officer	(4,054)	(48,351)

	(57,838)	(81,992)

Net (Decrease) in Cash and Cash Equivalents	(2,427)	(16,196)

Cash and Cash Equivalents - beginning	10,349	26,545

Cash and Cash Equivalents - end	$7,922	$10,349

Supplemental Disclosures of Cash Flow Information
Cash paid for:
Interest	$20,683	$16,958

See notes to financial statements.

THE GIANT BEVERAGE COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2017 and 2016

1 - The Company

The Giant Beverage Company, Inc. (the “Company”), incorporated in New York in 2007, is a wholesaler of non-alcoholic beverages in the New York metropolitan area.

2 - Summary of Significant Accounting Policies

a.	Cash Equivalents - Cash equivalents include liquid investments, if any, with maturities of three months or less at the time of purchase.

b.	Revenue Recognition and Accounts Receivable - The Company recognizes revenue upon delivery to the customer, net of estimated returns, discounts, rebates and allowances. Accounts receivable are recorded at their estimated realizable value, after reduction for an allowance for estimated uncollectible accounts. The allowance for uncollectible accounts is determined primarily through specific identification and evaluation of significant past due amounts, supplemented by an estimate applied to the remaining balance of past due accounts, based on historical experience. Accounts are deemed past due when payment has not been received within the stated time period. The Company reviews individual past due amounts periodically and writes off amounts for which all collection efforts are deemed to have been exhausted. Interest is charged on certain past due accounts receivable. No allowance for doubtful accounts was deemed necessary at September 30, 2017 and 2016.

c.	Inventories - In 2017, the Company adopted ASU 2015-11, Inventory (Topic 330): Simplifying the Measurement of Inventory, which is effective for years beginning after December 15, 2016. Inventories, consisting of finished goods, is stated at the lower of cost (determined on the basis of first-in, first-out) or net realizable value. Prior to adoption of ASU 2015-11, inventory was stated at the lower of cost or market. There is no effect of this adoption.

d.	Property and Equipment - Property and equipment are stated at cost. Depreciation is provided by the straight-line method over the estimated useful lives of the related assets, which range from 3 to 5 years. Expenditures for maintenance, repairs, and betterments that do not materially prolong the normal useful life of an asset have been charged to operations as incurred. Additions and betterments that substantially extend the useful lives of properties are capitalized. Upon sale or other disposition of assets, the cost and related accumulated depreciation and amortization are removed from the accounts, and the resulting gain or loss, if any, is reflected in operations.

e.	Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses, and disclosures of contingent assets and liabilities. Actual results could differ from the estimates and assumptions used.

f.	Income Taxes - The Company utilizes the accrual method of accounting for income taxes. Under the accrual method, deferred tax assets and liabilities are determined based on the differences between the financial reporting basis and the tax basis of the assets and liabilities, and are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. An allowance against deferred tax assets is recognized when it is more likely than not that such tax benefits will not be realized.

The Company recognizes the financial statement benefit of an uncertain tax position only after considering the probability that a tax authority would sustain the position in an examination. For tax positions meeting a “more-likely-than-not” threshold, the amount recognized in the financial statements is the benefit expected to be realized upon settlement with the tax authority. For tax positions not meeting the threshold, no financial statement benefit is recognized. The Company recognizes interest and penalties, if any, related to uncertain tax positions in income tax expense. The Company did not have any unrecognized tax benefits as of September 30, 2017, and does not expect this to change significantly over the next 12 months.

g.	Advertising Costs - Costs related to advertising, including an allocation of internal costs net of vendor participation, are expensed as incurred. Advertising expenses totaled $697 and $282 during the years ended September 30, 2017 and 2016, respectively.

h.	Shipping and Handling Costs - Shipping and handling costs associated with inbound freight are included with purchases, which are included in cost of sales. Shipping and handling costs associated with outbound freight are included in operating expenses.

3 - Property and Equipment

Property and equipment consist of the following:

Equipment and trucks	$30,101
Less: Accumulated depreciation	30,101
$—

4 - Concentrations

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and trade accounts receivable. The Company places its cash balances with high quality credit institutions. At times, balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) or the National Credit Union Share Insurance Fund (“NCUSIF”) insurance limits. All accounts at an FDIC insured depository institution are insured by the FDIC up to the standard maximum deposit insurance of $250,000, per institution. Members of credit unions are insured by the NCUSIF up to the standard maximum share insurance amount of $250,000, per credit union. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

5 - Notes Receivable

The Company has notes receivable from the sale of three routes with due dates through September 2019 and interest rates between 4-5%. The notes are collateralized by the respective routes.

6 - Line of Credit

The Company has a $25,500 credit line facility with a small business lender, which bears interest at 10.25% per annum. The facility is guaranteed by one of the officers.

7 - Long-Term Debt

In 2013, the Company entered into a loan agreement with the US Small Business Administration in the amount of $300,000. The loan bears interest at prime plus 2.75% per annum, matures on December 31, 2020, and is guaranteed by both of the Company’s stockholders. Minimum monthly payments of principal and interest amount to $4,383. The loan balance at September 30, 2017 was $153,424.

Subsequent maturities are as follows:

For the years ending	September 30,

2018	$46,341
2019	49,815
2020	53,549
2021	3,719
$153,424

8 - Loan from Officer

An officer of the Company has loaned money to the Company. This loan is unsecured, bears no interest, and is payable on demand.

9 - Income Taxes

The deferred tax asset consists of the following:

September 30,	2017	2016
Net operating loss carryforward	$50,000	$40,000
Valuation allowance	(50,000)	(40,000)
Deferred tax asset, net	$—	$—

As of September 30, 2017, the Company has net operating loss carryforwards of approximately $144,000 to reduce future federal and state taxable income.

On December 22, 2017, the Tax Cuts and Jobs Act (“Act”) was enacted in the United States. The Act significantly changes U.S. corporate income tax laws. The key provisions include a reduction of the corporate tax rate from a top marginal rate of 35% to a flat 21% beginning January 1, 2018.

The income tax benefit differs from the amount computed by applying the statutory federal and state income tax rates to the loss before income taxes. The sources and tax effects of the differences are as follows:

September 30,	2017	2016
Federal rate	21%	34%
State and local rate	14%	11%
Valuation allowance	(35%)	(45%)
Effective income tax rate	0%	0%

 10 - Commitments and Contingencies

The Company leases its office and warehouse space located on Staten Island, New York from a related party currently at a base monthly rent of $8,500. The lease terminates on December 31, 2025. Rent expense for the years ended September 30, 2017 and 2016, totaled $102,296 and $96,352, respectively.

The Company’s lease commitments for the next five years are as follows:

For the years ending
September 30,
2018	$102,000
2019	102,000
2020	102,000
2021	102,000
2022	102,000
Thereafter	331,500
$841,500

In the normal course of business, the Company is involved in various legal matters. Management, after discussion with counsel, does not believe that the ultimate resolution of any of these matters will have a material adverse effect on the Company’s financial position or results of operations.

 11 - Subsequent Events

On April 26, 2018, the common stock of the Company was acquired (the “Closing”) by Life on Earth, Inc. The stockholders received 1,455,000 shares of the common stock of Life on Earth, Inc. and cash of approximately $110,000. The cash was contributed to the Company and was used exclusively for repayments of debt. If, after 12 months from the date of the Closing, the shares are trading below twenty ($0.20) cents per share, then Life on Earth, Inc. shall issue 485,000 additional shares as additional stock consideration. In conjunction with the Closing, the stockholders are subject to the provisions of a Non-Competition/Non-Solicitation/Non-Disclosure Agreement. One of the stockholders has been appointed as the Company’s General Manager pursuant to a 2-year Employment Agreement.

Subsequent events have been evaluated through July 10, 2018, the date the financial statements were available to be issued.

The Giant Beverage Company, Inc.
Balance Sheets

	December 31,	December 31,
	2017	2016
	(Unaudited)	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$2,402	$2,402
Current maturities of notes receivable	39,525	35,811
Accounts receivable - less allowance for doubtful accounts of $0	40,837	60,559
Inventories	83,153	88,021
	165,917	186,793

Property and Equipment - at cost - net of accumulated depreciation
of $30,101	—	—

Other Assets
Notes receivable, net of current portion	24,328	69,882

	$190,245	$256,675

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Line of credit	22,385	22,483
Current maturities of long-term debt	50,000	60,000
Credit cards payable	146,804	126,188
Loan from officer	109,995	109,995
Accounts Payable	195,119	156,143

	524,303	474,809

Other Liabilities
Security deposits	16,500	23,000
Long-term debt - net of current maturities	97,202	124,533

	638,005	622,342

Shareholders' Equity
Common stock - no par value - 1,000 shares authorized,
issued, and outstanding	200	200
Additional paid in capital	—	—
Retained earnings	(447,960)	(365,867)

	(447,760)	(365,667)

	$190,245	$256,675

See accompanying notes to the unaudited condensed financial statements.

The Giant Beverage Company, Inc.
Statements of Operations

	For the Three Months Ended
	December 31,	December 31,
	2017	2016
	(Unaudited)	(Unaudited)

Net Sales	$679,226	$763,652

Cost of Sales	630,784	707,378

Gross Profit	48,442	56,274

Operating Expenses	55,393	60,609

Net (Loss) from Operations	(6,951)	(4,335)

Other (Income) Expenses
Interest Income	513	390
Interest Expense	(4,900)	(5,008)
Miscellaneous	(32,831)	(9,729)
Sale of Route	—	—

Net (Loss)	$(44,169)	$(18,682)

See accompanying notes to the unaudited condensed financial statements. 13

The Giant Beverage Company, Inc.
Statements of Cash Flows

	For the Three Months Ended
	December 31,	December 31,
	2017	2016
	(Unaudited)	(Unaudited)

Cash Flows from Operating Activities
Net income (loss)	$(44,169)	$(18,682)
Adjustments to reconcile net income to net cash provided
by operating activities:
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	8,022	(200)
Inventories	(4,000)	10,600
Increase in:
Accounts payable and accrued expenses	9,874	26,311

	(30,273)	18,029

Cash Flows from Investing Activities
Collections (repayments) of security deposits	—	(3,500)
Collections of notes receivable	9,625	3,422

	9,625	(78)

Cash Flows from Financing Activities
Net borrowings (repayments) of line of credit	(1,186)	(2,419)
Net borrowings on credit card debt	22,536	(9,104)
Payments of long term debt	(6,222)	(10,321)
Loan from officer	—	(4,054)

	15,128	(25,898)

Net (Decrease) in Cash and Cash Equivalents	(5,520)	(7,947)

Cash and Cash Equivalents - beginning	7,922	10,349

Cash and Cash Equivalents - end	$2,402	$2,402

Supplemental Disclosures of Cash Flow Information
Cash paid for:
Interest	$4,900	$5,008

See accompanying notes to the unaudited condensed financial statements.

THE GIANT BEVERAGE COMPANY, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 and 2016

(Unaudited)

1 - The Company

The Giant Beverage Co., Inc. the “Company”), incorporated in New York in October 2010, is a wholesaler of products and supplies in the New York metropolitan area.

2 - Summary of Significant Accounting Policies

a.	Cash Equivalents - Cash equivalents include liquid investments, if any, with maturities of three months or less at the time of purchase.

b.	Revenue Recognition and Accounts Receivable – The Company recognizes revenue upon delivery to the customer, net of estimated returns, discounts, rebates and allowances. Accounts receivable are recorded at their estimated realizable value, after reduction for an allowance for estimated uncollectible accounts. The allowance for uncollectible accounts is determined primarily through specific identification and evaluation of significant past due amounts, supplemented by an estimate applied to the remaining balance of past due accounts, based on historical experience. Accounts are deemed past due when payment has not been received within the stated time period. The Company reviews individual past due amounts periodically and writes off amounts for which all collection efforts are deemed to have been exhausted. Interest is charged on certain past due accounts receivable.

e	Inventory - In 2017, the Company adopted ASU 2015-11, Inventory (Topic 330): Simplifying the Measurement of Inventory, which is effective for years beginning after December 15, 2016. Inventory, consisting of finished goods, is stated at the lower of cost (determined on an average cost) or net realizable value. Prior to adoption of ASU 2015-11, inventory was stated at the lower of cost or market.

f.	Property and Equipment - Property and equipment are stated at cost. Depreciation is provided by the straight line method over the estimated useful lives of the related assets, which range from 3 to 5 years. Expenditures for maintenance, repairs, and betterments that do not materially prolong the normal useful life of an asset have been charged to operations as incurred. Additions and betterments that substantially extend the useful lives of properties are capitalized. Upon sale or other disposition of assets, the cost and related accumulated depreciation and amortization are removed from the accounts, and the resulting gain or loss, if any, is reflected in operations.

g.	Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses, and disclosures of contingent assets and liabilities. Actual results could differ from the estimates and assumptions used.

h.	Income Taxes – The Company utilizes the accrual method of accounting for income taxes. Under the accrual method, deferred tax assets and liabilities are determined based on the differences between the financial reporting basis and the tax basis of the assets and liabilities, and are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. An allowance against deferred tax assets is recognized when it is more likely than not that such tax benefits will not be realized.

The Company recognizes the financial statement benefit of an uncertain tax position only after considering the probability that a tax authority would sustain the position in an examination. For tax positions meeting a “more-likely-than-not” threshold, the amount recognized in the financial statements is the benefit expected to be realized upon settlement with the tax authority. For tax positions not meeting the threshold, no financial statement benefit is recognized. The Company recognizes interest and penalties, if any, related to uncertain tax positions in income tax expense. The Company did not have any unrecognized tax benefits as of September 30, 2017, and does not expect this to change significantly over the next 12 months.

i.	Advertising Costs - Costs related to advertising, including an allocation of internal costs net of vendor participation, are expensed as incurred. Advertising expenses totaled $244 and $0 during the three months ended December 31, 2017 and 2016, respectively.

j.	Shipping and Handling Costs - Shipping and handling costs associated with inbound freight are included with purchases, which are included in cost of sales. Shipping and handling costs associated with outbound freight are included in warehousing and trucking expenses.

3 - Property and Equipment

Property and equipment consist of the following:

Equipment and trucks	$30,101
Less: Accumulated depreciation	30,101
$—

4 - Concentrations

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and trade accounts receivable. The Company places its cash balances with high quality credit institutions. At times, balances may be in excess of the Federal Deposit Insurance Corporation (“FDIC”) or the National Credit Union Share Insurance Fund (“NCUSIF”) insurance limits. All accounts at an FDIC insured depository institution are insured by the FDIC up to the standard maximum deposit insurance of $250,000 per entity, per institution. Members of credit unions are insured by the NCUSIF up to the standard maximum share insurance amount of $250,000 per entity, per credit union. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

5 - Long-Term Debt

In 2013, the Company entered into a loan agreement with the US Small Business Administration in the amount of $300,000. The loan bears interest at Prime plus 2.75% per annum and matures on December 31, 2020. Minimum monthly payments of principal and interest amount to $4,383. The loan balance at December 31, 2017 was $147,202.

6 - Lines of credit – Bank

The Company has a $25,500 credit line facility with a small business lender which bears interest at 10.25%. The facility is guaranteed by one of the officers.

7 - Loan from Officer

An office of the Company has loaned money to the Company. The loan is unsecured, bears no interest and is payable on demand.

8 - Income Taxes

The deferred tax asset consists of the following:

	December 31,
	2017	2016

Net operating loss carryforward	$59,000	$46,000
Valuation allowance	(59,000)	(46,000)

Deferred tax asset - net	$—	$—

As of December 31, 2017, the Company has net operating loss carryforwards of approximately $188,000 to reduce future federal and state taxable income through 2037.

On December 22, 2017, the Tax Cuts and Jobs Act (“Act”) was enacted in the United States. The Act Significantly changes U.S. corporate income tax laws. The key provisions include a reduction of the corporate tax rate from a top marginal rate of 35% to a flat 21% beginning January 1, 2018.

The income tax benefit differs from the amount computed by applying the statutory federal and state income tax rates to the loss before income taxes. The sources and tax effects of the differences are as follows:

Effective Income Tax Rate Reconciliation
	2017	2016
Federal Rate	21%	34%
State Rate	14%	11%
Valuation Allowance	(35%)	(45%)
Effective income tax rate	0%	0%

9 - Commitments and Contingencies

The Company leases its office and warehouse space located on Staten Island, New York from a related party at a base rent of $8,500. The lease terminates on December 31, 2025. Rent expense for the three months ended December 31, 2017 and 2016, totaled $24,650 and $26,100, respectively.

In the normal course of business, the Company is involved in various legal matters. Management, after discussion with counsel, does not believe that the ultimate resolution of any of these matters will have a material adverse effect on the Company’s financial position or results of operations.

10 - Subsequent Events

On April 26, 2018, the common stock of the Company was acquired (the “Closing”) by Life On Earth, Inc. The stockholders received 1,455,000 shares of the common stock of Life On Earth, Inc. and cash of approximately $110,000. The cash was contributed to the Company and used exclusively for repayments of debt. If, after 12 months from the date of the Closing, the shares of Life On Earth, Inc. are trading below Twenty (0$.20) cents per share, the Life On Earth, Inc. shall issue 485,000 additional shares as additional stock consideration. In conjunction with the Closing, the stockholders are subject to the provisions of a Non-Competition/Non-Solicitation/Non-Disclosure Agreement. One of the stockholders has been appointed as the Company’s General Manager pursuant to a 2-year Employment Agreement.

Life On Earth, Inc.

Unaudited Pro Forma

Condensed Financial Information

Year Ended May 31, 2017

			Pro Forma		Pro Forma
	LFER	GBC	Adjustments	Notes	Combined
Current Assets:
Cash and equivalents	$217,598	$2,402			$220,000
Accounts receivable	160,306	57,859			218,165
Prepaid expenses	5,245	—			5,245
Inventory	293,207	85,421			378,628
Total current assets	676,356	145,682	—		822,038

Other Assets:
Equipment	60,492	—	40,000	b	100,492
Intangible assets	339,375	—	960,370	b	1,299,745
Notes Receivable	—	85,928			85,928

	$1,076,223	$231,610	$1,000,370		$2,308,203

Current Liabilities
Accounts payable and accrued expenses	$719,193	$149,074			$868,267
Credit Card Payable	—	143,805			143,805
Note payable, net of capitalized financing costs of $129,208 and $0, respectively	229,506	—			229,506
Loan payable	—	167,166			167,166
Loan payable - stockholder		109,995
Convertible notes payable, net of capitalized financing costs of $246,213 and $0, respectively	556,787	—			556,787
Loans payable, net of capitalized financings costs of $100,322	278,865	—			278,865
Credit line	11,413	18,359			29,772
Security Deposits	—	23,500			23,500
Total current liabilities	1,795,764	611,899	—		2,297,668

Total Stockholders' (Deficit)	(719,541)	(380,289)	1,000,371	a	(99,460)
Total Liabilities and Stockholders' (Deficit)	$1,076,223	$231,610	$1,000,371		$2,198,209

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial information

 Life On Earth, Inc.

Unaudited Pro Forma

Condensed Financial Information

Year Ended May 31, 2017

			Pro Forma		Pro Forma
	LFER	GBC	Adjustments	Notes	Combined

Net Sales	$2,458,037	$3,775,387			$6,233,424

Cost of Sales	1,779,678	3,478,068			5,257,746

Gross Profit	678,359	297,319			975,678

Operating Expenses	2,337,624	332,101	116,708	c	2,786,432

Other expenses - net	(1,320,765)	(17,909)	—		(1,338,674)

Net Income	$(2,980,030)	$(52,690)	$(116,708)		$(3,149,428)

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial information

Life On Earth, Inc.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

Note 1. — Basis of presentation

The unaudited pro forma condensed financial statements are based on Life On Earth, Inc.’s(the “Company”, “LFER”) historical financial statements as adjusted to give effect to the acquisition of The Giant Beverage Company, Inc. (“GBC”) and the Common Stock share issuance necessary to finance the acquisition. The unaudited pro forma statement of operations for the year ended May 31, 2017 gives effect to the GBC acquisition as if it had occurred on June 1, 2016. The unaudited pro forma balance sheet as of May 31, 2017 gives effect to the GBC acquisition as if it had occurred on May 31, 2017.

Note 2 — Preliminary purchase price allocation

On April 26, 2018, the Company acquired all of the outstanding stock of GBC for total consideration of $730,092, of which, approximately $110,000 was paid in cash and $622,013 was paid by the issuance of 1,455,000 shares of the Company’s common stock at $0.4275 per share. The cash was contributed to the Company and was used exclusively for repayments of debt. If, after 12 months from the date of the Closing, the shares are trading below twenty ($0.20) cents per share, then Life on Earth, Inc. shall issue 485,000 additional shares as additional stock consideration. In conjunction with the Closing, the stockholders are subject to the provisions of a Non-Competition/Non-Solicitation/Non-Disclosure Agreement.

The unaudited pro forma condensed financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired from GBC based on management’s best estimates of fair value. The final purchase price allocation may vary based on final appraisals, valuations and analyses of the fair value of the acquired assets and assumed liabilities. Accordingly, the pro forma adjustments are preliminary and have been made solely for illustrative purposes.

The following table shows the preliminary allocation of the purchase price for GBC to the acquired identifiable assets and pro forma intangible asset:

Assets:
Cash	$33,512
Accounts receivable	38,320
Other current assets	134,337
Trucks, trailers & equip at cost	15,925
Trucks, trailers & equip at added value	50,000
Other assets	53,242
Security deposit	17,000
Customer list	1,136,000
$1,478,336
Liabilities:
Accounts payable	$171,759
Credit card liabilities	141,960
Interco Loan	120,000
Loans payable	314,525
$748,244

Total Net Assets Acquired	$730,092

Note 3 — Pro forma adjustments

The pro forma adjustments are based on our estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed combined balance sheet

(a) Reflects the issuance of 1,455,000 shares of the Company’s common stock at $0.4275 per share.

(b) Reflects the acquisition of intangible assets, which represents the estimated fair value of the customer lists acquired, and the fair value of equipment acquired.

Adjustments to the pro forma condensed statements of operations

(c) Reflects the depreciation related to the acquired property and equipment and the amortization of the Intangible assets acquired.

Note 4 — Commitments

In connection with the acquisition of GBC, the Company assumed a lease for approximately 5,250 square feet of office and warehouse space located in Staten Island, New York at a base rent of $8,500 per month. The lease terminates on December 31, 2025. In addition, the Company entered into an employment agreement with a general manager for a period of two years at a cost of $75,000, per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE ON EARTH, INC.

Date: July 10, 2018	By: /s/ Fernando Oswaldo Leonzo
Fernando Oswaldo Leonzo